SUPPLEMENT DATED AUGUST 12, 2011 TO
                      THE PROSPECTUS DATED FEBRUARY 7, 2011

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 760

               RENEWABLE & ALTERNATIVE ENERGY PORTFOLIO, SERIES 13
                               FILE NO. 333-170997

     Notwithstanding anything to the contrary in the Prospectus, shares of Roth & Rau AG (ticker: R8R GR) have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

     The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                       Please keep for future reference.